UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

NETCAPITAL INC.

(Exact name of registrant as specified in charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06 Material Impairments

On April 30, 2025, Netcapital Inc. (the “Company”) conducted its quarterly evaluation of equity investments under Accounting Standards Codification (ASC) Topic 321, Investments – Equity Securities. Based on this review, the Company identified multiple investments that were impaired and recognized a total impairment expense of $17,935,476.

StockText LLC

Netcapital Inc. holds 2,440,000 units of StockText LLC. The key personnel have resigned from the business because of significant adverse changes in the regulatory environment. StockText LLC discontinued its fundraising efforts on April 30, 2025, and its escrow bank was instructed to return all investor funds. Due to the resignation of management, cessation of operations, and the refund of funds, Netcapital Inc. determined that the fair value of its investment was impaired and recognized an impairment expense of $1,220,000.

CupCrew LLC

Netcapital Inc. holds 2,853,659 units of CupCrew LLC. The key personnel have resigned from the business because of significant adverse changes in the regulatory environment. CupCrew LLC discontinued its fundraising efforts on April 30, 2025, and its escrow bank was instructed to return all investor funds. Based on these developments, Netcapital Inc. determined that its investment was fully impaired and recorded an impairment expense of $1,170,000.

CountSharp LLC

Netcapital Inc. holds 2,853,659 units of CountSharp LLC. The key personnel have resigned from the business because of significant adverse changes in the regulatory environment. CountSharp LLC discontinued its fundraising efforts on April 30, 2025, and its escrow bank was instructed to return all investor funds. Based on these indicators, Netcapital Inc. determined that its investment was fully impaired and recorded an impairment expense of $1,170,000.

HeadFarm LLC

Netcapital Inc. holds 2,853,659 units of HeadFarm LLC. The key personnel have resigned from the business because of significant adverse changes in the regulatory environment. HeadFarm LLC discontinued its fundraising efforts on April 30, 2025, and its escrow bank was instructed to return all investor funds. Netcapital Inc. concluded that its investment in HeadFarm LLC was fully impaired and recorded an impairment expense of $1,170,000.

RealWorld LLC

Netcapital Inc. holds 2,853,659 units of RealWorld LLC. The key personnel have resigned from the business because of significant adverse changes in the regulatory environment. RealWorld LLC discontinued its fundraising efforts on April 30, 2025, and its escrow bank was instructed to return all investor funds. Based on these circumstances, Netcapital Inc. determined that its investment was fully impaired and recorded an impairment expense of $1,170,000.

AceHedge LLC

Netcapital Inc. holds 2,816,154 units of AceHedge LLC. The key personnel have resigned from the business because of significant adverse changes in the regulatory environment. AceHedge LLC discontinued its fundraising efforts on April 30, 2025, and its escrow bank was instructed to return all investor funds. These events led Netcapital Inc. to determine that the investment was fully impaired and recognized an impairment expense of $1,110,000.

Dark LLC

Netcapital Inc. holds 2,100,000 units of Dark LLC. Dark LLC failed to file its annual report with the State of Massachusetts, its registered agent resigned, and all key executives departed. Based on these adverse developments, Netcapital Inc. determined that the investment in Dark LLC was fully impaired and recorded an impairment expense of $2,100,000.

Fantize LLC

Netcapital Inc. holds 2,816,154 units of Fantize LLC. The key personnel have resigned from the business because of significant adverse changes in the regulatory environment. Fantize LLC discontinued its fundraising efforts on April 30, 2025, and its escrow bank was instructed to return all investor funds. Netcapital Inc. determined that its investment was fully impaired and recorded an impairment expense of $1,110,000.

Caesar Media Group Inc.

Netcapital Inc. holds 400 shares of Caesar Media Group Inc. Caesar Media Group Inc. failed to file its annual report, did not pay franchise taxes, and has not responded to communication attempts. As a result of these failures and the absence of any knowledge of ongoing operations, Netcapital Inc. determined that its investment was fully impaired and recognized an impairment expense of $1,999,128.

ChipBrain LLC

Netcapital Inc. holds 710,200 units of ChipBrain LLC. The President of ChipBrain LLC reported that advances in generative artificial intelligence had rendered the company’s software easily replicable, eliminating its competitive advantage. This represents a significant adverse change in the technological environment and industry in which ChipBrain LLC operates. In addition, ChipBrain LLC failed to file its annual report and pay the required franchise taxes. Based on these combined factors, Netcapital Inc. determined that its investment was fully impaired and recognized an impairment expense of $3,366,348.

Deuce Drone LLC

Netcapital Inc. holds 2,350,000 units of Deuce Drone LLC. According to public records, Deuce Drone LLC is listed as inactive with the State of Delaware. The company failed to file its annual report, and its registered agent and key management have resigned. Based on these indicators of discontinued operations, Netcapital Inc. determined that its investment was fully impaired and recognized an impairment expense of $2,350,000.

Each impairment determination was made pursuant to ASC 321-10-35-3, based on qualitative indicators that the fair value of each investment was more likely than not below its carrying value and that the decline was other-than-temporary

The Company does not expect to recover any value from these investments.

Forward-Looking Statements

The Company is continuing its evaluation of the fair value of other investment securities that it owns. Although no further determinations have been made as of the date of this filing, additional impairments may be recorded for the period ending April 30, 2025 if management concludes that the fair value of other investments has declined and is not expected to recover.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Netcapital Inc. (Registrant)

	By:	/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer
Dated May 5, 2025

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